Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated November 4, 2016
to the
PMC Core Fixed Income Fund and
PMC Diversified Equity Fund
Prospectus and Summary Prospectus
dated January 1, 2016, as previously supplemented

The Board of Trustees of Trust for Professional Managers (the “Board”) approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the PMC Diversified Equity Fund (the “Fund”), and Envestnet Asset Management, Inc. (the “Adviser”), pursuant to which the Adviser has agreed to lower the Fund’s operating expense limit from 1.40% to 1.35% through at least December 29, 2017.

The following table and related text beginning on Page 1 of the Summary Prospectus and Page 9 of the Prospectus are replaced in their entirety by the following:

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses(1)	1.51%
Fee Waiver/Expense Reimbursement	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.41%
(1)	Please note that Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus because the “Financial Highlights” include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
(2)	Pursuant to an operating expense limitation agreement between Envestnet Asset Management, Inc. (“the Adviser”), the Fund’s investment adviser, and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.35% of the Fund’s average net assets through December 29, 2017. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.

Example.  This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected through December 29, 2017.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$144	$467	$814	$1,793

The text of the paragraph on Page 22 of the Prospectus entitled “Fund Expenses” is replaced in its entirety by the following:

Fund Expenses. Each Fund is responsible for its own operating expenses.  However, pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the total amount of the Fund’s operating expenses (exclusive of front-end or contingent deferred loads, taxes, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) does not exceed 1.00% and 1.35% of the average net assets for the Core Fixed Income Fund and Diversified Equity Fund, respectively, through at least December 29, 2017, and subject to annual re-approval of the agreement by the Board of Trustees thereafter.  Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by a Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the applicable Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from a Fund to the Adviser will be subject to the applicable limitation on that Fund’s expenses.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

Please retain this supplement with your Prospectus and Summary Prospectus